DEFINED BENEFIT PENSION OBLIGATION - Components of net periodic pension benefit cost (Details) - Swiss Defined Benefit Plan - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Defined Benefit Plan, Net Periodic Benefit Cost (Credit) [Abstract]
Service cost	$ 130,409	$ 95,294
Interest cost	4,642	3,314
Expected return on plan assets	(53,113)	(36,490)
Amortization of net prior service credit	(7,239)	(3,301)
Amortization of net loss	59,691	46,349
Net periodic cost of the plan	$ 134,390	$ 105,166